UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2019

XYNOMIC PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38120	83-4696467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 3306, K. Wah Centre, 1010 Middle Huaihai Road, Shanghai, China	200031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: +86 21 54180212

Bison Capital Acquisition Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Item 5.07 Submission of Matters to a Vote of Security Holders.

At a special meeting of the stockholders of Xynomic Pharmaceuticals Holdings, Inc. (formerly known as Bison Capital Acquisition Corp.) (the “Company”) held on August 27, 2019, at 9:00 a.m., Beijing Time (August 26, 2019 at 9:00 p.m., Eastern Daylight Time) (the “Special Meeting”), the stockholders of the Company voted to:

1.	Authorize the Company’s Board of Directors to, in its discretion, amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1:1.5 and not greater than 1:5, with the exact ratio to be set within that range at the discretion of our Board of Directors at any time prior to August 27, 2020 without further approval or authorization of our stockholders. The Board of Directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion.

2.	Approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt certain of the above proposals.

The proposals are described in detail in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on August 6, 2019 (the “Proxy Statement”).

The number of shares of Common Stock entitled to vote at the Special Meeting was 46,273,846. The number of shares of Common Stock present or represented by valid proxy at the Special Meeting was 32,740,468. All matters submitted to a vote of the Company’s stockholders at the Special Meeting were approved. The votes cast with respect to each matter voted upon are set forth below.

Proposal One – To authorize the Company’s Board of Directors to, in its discretion, amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1:1.5 and not greater than 1:5, with the exact ratio to be set within that range at the discretion of our Board of Directors at any time prior to August 27, 2020 without further approval or authorization of our stockholders. The Board of Directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion as set forth in the Proxy Statement, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
32,677,914	62,554	0	-

Proposal Two - To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt certain of the above proposals, as set forth in the Proxy Statement, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
32,682,427	57,818	223	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYNOMIC PHARMACEUTICALS HOLDINGS, INC

Date: August 26, 2019	By:	/s/ Yinglin Mark Xu
Yinglin Mark Xu
Chairman of the Board, Chief Executive Officer, President and Interim Chief Financial Officer

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